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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors of
Titan Exploration, Inc.

     We consent to the use of our audit reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus.


                                                KPMG LLP

Midland, Texas
April 17, 2000